COLUMBIA FUNDS SERIES TRUST

Columbia Convertible Securities Fund

(the “Fund”)

Supplement dated April 6, 2010 to

the Prospectuses dated July 1, 2009

This supplement replaces the supplement dated January 13, 2010

Effective as of the date of this supplement, the table in the section of the Prospectuses entitled “Management of the Fund – Portfolio Managers” is revised and replaced in its entirety with the following disclosure:

David L. King, CFA

Lead manager. Service with the Fund since 2010.

Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2010. Previously, Mr. King was employed by Putnam Investments from 1983 to 2008, where he was a senior portfolio manager.

Yan Jin Co-manager. Service with the Fund since 2006. Vice President of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2002.

Shareholders should retain this Supplement for future reference.

INT-47/44804-0410